UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2014

Collins Alternative Solutions Fund

Institutional Class
(CLLIX)

Class A
(CLLAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	13

SCHEDULE OF OPTIONS WRITTEN	26

SCHEDULE OF SECURITIES SOLD SHORT	27

SCHEDULE OF OPEN FUTURES CONTRACTS	30

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	31

SCHEDULE OF INTEREST RATE SWAPS	33

SCHEDULE OF TOTAL RETURN SWAPS	34

STATEMENT OF ASSETS AND LIABILITIES	36

STATEMENT OF OPERATIONS	38

STATEMENTS OF CHANGES IN NET ASSETS	39

FINANCIAL HIGHLIGHTS	40

NOTES TO FINANCIAL STATEMENTS	42

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	59

NOTICE OF PRIVACY POLICY & PRACTICES	67

ADDITIONAL INFORMATION	68

Dear Shareholder,

We are pleased to present the first fiscal half 2014 results for the Collins Alternative Solutions Fund (the “Fund”).  For the six month period, the Fund returned 1.02% versus 2.74% for the Barclays US Aggregate Total Return, 8.84% for the S&P 500 Total Return and 0.61% for the HFRX Global Hedge Fund Index.  Annualized volatility1 for the Fund was 3.13% versus 2.86% for the Barclays US Aggregate Total Return and 11.60% for the S&P 500 Total Return.  The Fund had a beta1 to the Barclays US Aggregate Total Return of -0.13 and a beta to the S&P 500 Total Return of 0.16.

Performance Overview

Headline returns for the S&P 500 over the period mask a significant amount of variation and volatility in returns across different areas of the markets.  For example, small caps and high growth technology and consumer names that did exceptionally well last year, saw periods of extended weakness.  We were pleased that in such an environment, all of our strategies were positive.  We recently added a Statistical Arbitrage strategy, bringing the total strategies deployed in the Fund to nine; no strategies were removed during the period.

Our Opportunistic strategy was the top performing strategy for the past six months.  This strategy is currently focused on fixed income closed-end funds that trade at a discount to their NAV.  These funds benefited from a tame interest rate environment and firming credit markets.  We took advantage of the favorable markets to sell out of some funds where the discounts contracted and added others that were trading at substantial discounts to their historical NAVs.  Overall, yields and discounts remain attractive but we believe a more nimble approach will be rewarded going forward.

Long Short Credit performed well while maintaining a defensive posture.  We believe high yield, in aggregate, is not compelling at current yields, but appealing one-off situations remain.  Having complete flexibility in mandate and the ability to avoid the beta sensitive names has paid off in this approach.  Market Neutral benefited primarily from its equity portfolio as well as its options strategy that profited from bouts of volatility.  Reinsurance was also a steady contributor as levels of natural catastrophes were low.

Global Macro ended the period strong as volatility moved off historic lows in the currency and interest rate markets.  Opportunistic trades in the Israeli Shekel were contributors as well as longer term shorts in the Euro and Yen.  We believe the backdrop for macro investing is improving as central bank policy is beginning to go through significant divergence, as discussed further below.

Arbitrage, Activism and Event Driven were moderate contributors for the period.  Arbitrage benefited from shorts in “story stocks” (equities that trade with extremely high valuations) in March and April as growth stocks sold off significantly but gave back some returns when they rallied in June and August.  Our Activist manager successfully replaced the majority of the board and CEO of a direct marketing company that has been poorly managed.  New management is in the early days of leveraging the broad reach into households and integrating other forms of media to benefit from the scale of this underutilized asset.  Event Driven benefited from select longs in the real estate sector that went through corporate changes, including a spinoff and acquisition.  Gains were offset by several shorts as well as a long in a casino company that is in the process of restructuring its debts.

____________
1	Based on daily returns from 04/30/12 (inception) through 8/31/14

Allocations

The overall exposures in the portfolio are a function of both a top-down view of where we see the most attractive strategies and a bottom-up consideration of each individual manager’s forward-looking opportunity set and risk/reward contribution.  During the period we added one new strategy, Statistical Arbitrage that uses quantitative and fundamental analysis to identify and exploit market inefficiencies and anomalies in equities.  The greatest increase in exposure was to Event Driven.  We continue to believe the environment for the strategy is robust as companies are increasingly looking at various options, from acquisitions to spinoffs to special dividends, to create shareholder value in this era of low top-line growth.

Below are the strategy allocations as of August 31, 2014.

Collins Alternative Solutions Fund
Strategy Allocations as of August 31, 2014 (Unaudited)

Percentages are stated as a percentage of allocated capital. Approximately 4% of assets were in unallocated cash as of September 2, 2014.

Outlook

We are now entering a new macro landscape that we haven’t witnessed in several years.  Globally-synchronized easy monetary policy has been the fundamental backdrop for the past several years, which has had a profound impact on dampening volatility and dispersion amongst asset classes.  However, we are now entering a new phase where the US is beginning to exit (albeit slowly) its extraordinarily accommodative policy while Europe and Japan are accelerating theirs.  As the charts below demonstrate, we believe this should increase dispersion and volatility in the foreign exchange and interest rate markets.  Historically, higher volatility and dispersion in these asset classes have created a more favorable backdrop for macro investing and we believe we may be entering into that environment, which would be favorable for our Global Macro strategy.

With central bank policy and economic fundamentals of developed economies beginning to diverge, dispersion and volatility in the interest rate and currency markets should rise.  This has historically created a more favorable environment for macro investing.

Source: BlackRock

Our conviction remains high in our strategies and our allocations.  We expect markets to continue to grapple with the implications of the end of QE and growth that is sub-optimal.  Investing in this environment is not a one way trade like many have become accustomed to.  Dispersion and volatility should increase and security selection should be more rewarded.  Fortunately, for active strategies like ours that seek out idiosyncratic situations both long and short across various assets classes, the end of the beta trade may be welcome news.

Sincerely,

Dorothy C. Weaver	Michael J. Collins	Stephen T. Mason
CEO	President	Portfolio Manager

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

Definitions: The Barclays US Aggregate Total Return Index is a broad base index that is often used to represent investment grade bonds being traded in United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. The HFRX Global Hedge Fund Index, calculated by Hedge Fund Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Volatility (also known as standard deviation) is a measure of variation or dispersion of returns from the average return. Beta represents the correlated ratio by which the fund’s returns moves in relation to a benchmark’s returns.  A positive beta means the fund’s returns move up and down in proportion to the benchmark’s returns; a negative beta means the fund’s returns move up and down in opposition to the benchmark’s returns; a zero beta means the fund’s returns move independently to the benchmark’s returns.  Correlation measures the degree to which the time-varying rate of return of an investment and that of one or more benchmark investments are synchronized.  CVIX Index is the Deutsche Bank Currency Volatility Index and measures the implied volatility of currency markets.  MOVE Index is the Merrill Option Volatility Estimate.  This is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options and measures the implied volatility in the US interest rate markets.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the fund may invest in ETFs and ETNs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Sub-Advisers using different styles could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14 - 8/31/14) for both the Institutional Class shares and for the Class A shares.

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/14	8/31/14	3/1/14 – 8/31/14*
Actual**	$1,000.00	$1,010.20	$15.71
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.58	$15.70

*
Expenses are equal to the Fund’s annualized expense ratio of 3.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.42%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.26.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.28.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/14	8/31/14	3/1/14 – 8/31/14*
Actual**	$1,000.00	$1,010.20	$16.21
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.07	$16.20

*
Expenses are equal to the Fund’s annualized expense ratio of 3.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.56%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.97.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.98.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights
(Unaudited)

The Fund seeks long-term capital appreciation through absolute returns while maintaining a low correlation over time with major equity and bond markets.  Collins Capital Investments, LLC (the “Adviser”) believes that the Fund’s investment objective of generating long term capital appreciation through absolute (positive) returns can be achieved by utilizing various investment strategies and allocating its assets among multiple sub-advisers.  The strategies utilized are similar to investment strategies traditionally employed by hedge funds.  To implement these strategies each sub-adviser uses various types of securities.  The allocation of portfolio holdings as of August 31, 2014 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*	Valued at the net unrealized appreciation (depreciation).

Total Returns as of August 31, 2014

		Annualized
		Since Inception
	One Year	(4/30/12)
Institutional Class Shares	3.86%	4.21%
Barclays U.S. Aggregate Total Return Bond Index	5.66%	2.33%
S&P 500 Total Return Index	25.25%	19.23%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

Growth of $1,000,000 Investment

*	Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of August 31, 2014

		Since Inception
	One Year	(7/31/13)
Class A Shares (without sales charge)	3.76%	1.86%
Class A Shares (with sales charge)	-1.46%	-2.88%
Barclays U.S. Aggregate Total Return Bond Index	5.66%	4.71%
S&P 500 Total Return Index	25.25%	19.77%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*	Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments

August 31, 2014 (Unaudited)

	Principal
	Amount	Value

BANK LOANS – 0.34%

Lee Enterprises, Inc.
12.000%, 12/31/2022	$500,000	$542,500
TOTAL BANK LOANS (Cost $500,000)		542,500

	Shares

COMMON STOCKS – 38.64%

Administrative and Support Services – 2.95%
Angie’s List, Inc. (a)(b)	14,993	114,996
Ctrip.com International Ltd. (a)(c)	34,011	2,182,486
Northstar Asset Management Group, Inc. (a)(b)	125,270	2,316,242
Sotheby’s (b)	3,607	147,202
		4,760,926

Air Transportation – 0.03%
AMR Corp. Escrow (a)	28,850	43,275

Beverage and Tobacco Product Manufacturing – 0.11%
Reynolds American, Inc. (b)	2,994	175,059

Broadcasting (except Internet) – 4.41%
Charter Communications, Inc. (a)(b)	15,510	2,433,054
Liberty Interactive Corp. (a)(b)	76,110	2,246,767
Sirius XM Holdings, Inc. (a)(b)	669,300	2,429,559
		7,109,380

Chemical Manufacturing – 3.48%
Abbott Laboratories (b)	4,212	177,915
AptarGroup, Inc. (b)	2,679	171,858
Ecolab, Inc. (b)	1,605	184,286
Endo International PLC (a)(c)	35,200	2,242,592
Johnson & Johnson (b)	1,741	180,594
Merck & Co., Inc.	3,040	182,734
Shire PLC (c)	955	233,354
Trinity Biotech PLC (c)	9,000	196,290
XenoPort, Inc. (a)(b)	402,824	2,046,346
		5,615,969

Clothing and Clothing Accessories Stores – 1.00%
Destination Maternity Corp.	9,534	184,292
The Wet Seal, Inc. (a)(b)	1,399,341	1,427,328
		1,611,620

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 38.64% (Continued)

Computer and Electronic Product Manufacturing – 1.28%
Cisco Systems, Inc. (b)	10,917	$272,816
Harris Corp. (b)	2,388	170,479
Hexcel Corp. (a)	7,300	300,687
NetApp, Inc.	8,700	366,792
QUALCOMM, Inc.	2,763	210,264
Volcano Corp. (a)(b)	59,750	743,290
		2,064,328

Credit Intermediation and Related Activities – 1.21%
Ally Financial, Inc. (a)	22,797	560,806
Commerce Bancshares, Inc. (b)	3,885	179,215
Ezcorp, Inc. (a)(b)	11,254	119,630
Fifth Third Bancorp	8,580	175,075
Nationstar Mortgage Holdings, Inc. (a)	9,200	322,000
Nelnet, Inc.	5,781	254,190
Ocwen Financial Corp. (a)	6,902	192,842
Stonegate Mortgage Corp. (a)	9,709	140,878
		1,944,636

Data Processing, Hosting
and Related Services – 0.11%
Automatic Data Processing, Inc. (b)	2,196	183,322

Electrical Equipment, Appliance,
and Component Manufacturing – 0.28%
Corning, Inc. (b)	2,913	60,765
Emerson Electric Co. (b)	2,617	167,541
Whirlpool Corp.	1,500	229,530
		457,836

Electronics and Appliance Stores – 0.10%
Conn’s, Inc. (a)	3,746	167,933

Fabricated Metal Product Manufacturing – 0.04%
Crane Co. (b)	963	67,015

Food Manufacturing – 0.43%
General Mills, Inc. (b)	3,333	177,915
Kellogg Co. (b)	2,671	173,535
McCormick & Co, Inc. (b)	2,539	176,943
SodaStream International Ltd. (a)(c)	4,902	163,433
		691,826

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 38.64% (Continued)

Food Services and Drinking Places – 0.42%
BJ’s Restaurants, Inc. (a)(b)	10,309	$384,216
Bob Evans Farms, Inc.	2,811	122,054
McDonald’s Corp. (b)	1,786	167,384
		673,654

Furniture and Home Furnishings Stores – 0.04%
Bed Bath & Beyond, Inc. (a)	1,000	64,260

Furniture and Related Product Manufacturing – 0.27%
Pier 1 Imports, Inc.	13,641	214,982
Select Comfort Corp. (a)	9,653	215,938
		430,920

Gasoline Stations – 0.05%
The Pantry, Inc. (a)(b)	3,996	84,595

General Merchandise Stores – 0.11%
Costco Wholesale Corp. (b)	1,509	182,710

Health and Personal Care Stores – 0.96%
Rite Aid Corp. (a)	43,500	270,570
Vitamin Shoppe, Inc. (a)	32,500	1,273,675
		1,544,245

Insurance Carriers and Related Activities – 2.73%
Aflac, Inc. (b)	2,755	168,716
Assured Guaranty Ltd. (c)	4,185	101,068
Brown & Brown, Inc. (b)	5,775	188,380
Hilltop Holdings, Inc. (a)(b)	53,170	1,125,609
MetLife, Inc.	893	48,883
The Hartford Financial Services Group, Inc. (b)	1,720	63,726
UnitedHealth Group, Inc. (b)	3,755	325,483
Voya Financial, Inc. (b)	60,830	2,377,845
		4,399,710

Machinery Manufacturing – 0.10%
United Technologies Corp. (b)	1,557	168,125

Management of Companies and Enterprises – 1.34%
EchoStar Corp. (a)(b)	42,820	2,159,413

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 38.64% (Continued)

Merchant Wholesalers, Durable Goods – 0.32%
Covidien PLC (c)	3,000	$260,490
Delphi Automotive PLC (b)(c)	1,150	80,017
W.W. Grainger, Inc. (b)	721	177,510
		518,017

Merchant Wholesalers, Nondurable Goods – 0.51%
AmerisourceBergen Corp.	3,500	270,865
Sigma-Aldrich Corp. (b)	1,723	179,192
Sysco Corp. (b)	4,804	181,735
The Procter & Gamble Co. (b)	2,185	181,596
		813,388

Mining (except Oil and Gas) – 0.40%
Freeport-McMoRan, Inc.	3,579	130,168
Newmont Mining Corp. (b)	6,980	189,088
Stillwater Mining Co. (a)(b)	17,194	319,121
		638,377

Miscellaneous Store Retailers – 0.09%
Staples, Inc. (b)	12,630	147,518

Motion Picture and Sound Recording Industries – 0.10%
Time Warner, Inc.	2,052	158,066

Nonstore Retailers – 3.68%
eBay, Inc. (a)(b)	8,016	444,888
Nutrisystem, Inc. (b)	195,629	3,192,665
ValueVision Media, Inc. (a)	489,420	2,295,380
		5,932,933

Nursing and Residential Care Facilities – 1.44%
Brookdale Senior Living, Inc. (a)(b)	66,410	2,321,029

Oil and Gas Extraction – 0.13%
Bill Barrett Corp. (a)(b)	2,350	53,510
Endeavour International Corp. (a)	4,814	4,299
Gran Tierra Energy, Inc. (a)(b)	10,540	70,723
Range Resources Corp. (b)	920	72,303
		200,835

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 38.64% (Continued)

Paper Manufacturing – 1.70%
Graphic Packaging Holding Co. (a)(b)	204,420	$2,614,532
Rock-Tenn Co.	2,568	126,243
		2,740,775

Petroleum and Coal Products Manufacturing – 0.82%
Chevron Corp. (b)	1,348	174,498
Exxon Mobil Corp. (b)	4,360	433,646
PBF Energy, Inc.	10,600	301,146
Valero Energy Corp. (b)	7,743	419,206
		1,328,496

Plastics and Rubber Products Manufacturing – 1.01%
Berry Plastics Group, Inc. (a)(b)	57,106	1,376,826
Illinois Tool Works, Inc. (b)	2,070	182,595
The Goodyear Tire & Rubber Co. (b)	2,886	74,949
		1,634,370

Primary Metal Manufacturing – 0.06%
AK Steel Holding Corp. (a)(b)	8,730	95,332

Printing and Related Support Activities – 0.04%
RR Donnelley & Sons Co. (b)	3,820	67,499

Professional, Scientific, and Technical Services – 0.19%
Fluor Corp.	1,349	99,678
International Business Machines Corp.	900	173,070
Vringo, Inc. (a)	39,602	39,998
		312,746

Publishing Industries (except Internet) – 1.40%
Microsoft Corp. (b)	3,957	179,767
Oracle Corp. (b)	9,833	408,364
TIBCO Software, Inc. (a)	80,000	1,667,200
		2,255,331

Rail Transportation – 0.11%
Norfolk Southern Corp. (b)	1,680	179,760

Real Estate – 0.18%
Leucadia National Corp.	11,677	291,108

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 38.64% (Continued)

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.37%
Apollo Global Management LLC (b)	2,914	$71,102
Eaton Vance Corp. (b)	4,791	187,615
KKR & Co. LP (b)	9,015	211,762
The Blackstone Group LP (b)	3,711	124,430
		594,909

Support Activities for Mining – 0.60%
ConocoPhillips (b)	2,066	167,801
Diamond Offshore Drilling, Inc.	8,100	355,914
Transocean Ltd. (c)	9,400	363,310
Vantage Drilling Co. (b)(c)	41,275	73,469
		960,494

Telecommunications – 0.46%
AT&T, Inc. (b)	4,854	169,696
Verizon Communications, Inc. (b)	7,005	348,989
Vonage Holdings Corp. (a)	62,900	217,005
		735,690

Transportation Equipment Manufacturing – 1.56%
Ford Motor Co. (b)	16,459	286,551
General Motors Co. (b)	12,500	435,000
Lockheed Martin Corp. (b)	1,087	189,138
Orbital Sciences Corp. (a)	39,500	1,057,415
Polaris Industries, Inc. (b)	1,324	192,483
Tenneco, Inc. (a)(b)	1,337	85,675
Tower International, Inc. (a)(b)	5,183	173,786
TRW Automotive Holdings Corp. (a)(b)	1,016	97,831
		2,517,879

Utilities – 0.49%
Dominion Resources, Inc. (b)	2,535	178,008
EQT Corp. (b)	743	73,602
National Fuel Gas Co. (b)	2,421	185,061
Northeast Utilities (b)	3,883	178,191
The Southern Co. (b)	3,956	175,646
		790,508

Waste Management and Remediation Services – 0.12%
Waste Management, Inc. (b)	3,970	186,471

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS – 38.64% (Continued)

Water Transportation – 1.30%
GasLog Ltd. (b)(c)	75,700	$1,915,967
Hornbeck Offshore Services, Inc.	3,959	172,850
		2,088,817

Wholesale Electronic Markets and Agents and Brokers – 0.11%
Genuine Parts Co. (b)	2,027	177,849
TOTAL COMMON STOCKS (Cost $59,197,251)		62,288,954

	Principal
	Amount

CONVERTIBLE BONDS – 5.45%

Administrative and Support Services – 0.39%
CBIZ, Inc.
4.875%, 10/01/2015 (b)(d)	$500,000	631,875

Ambulatory Health Care Services – 0.50%
Omnicare, Inc.
3.750%, 04/01/2042 (b)	500,000	801,250

Beverage and Tobacco Product Manufacturing – 0.57%
Vector Group Ltd.
3.750%, 11/15/2014 (e)	500,000	910,313

Credit Intermediation and Related Activities – 0.35%
Encore Capital Group, Inc.
3.000%, 07/01/2020	500,000	569,687

Merchant Wholesalers, Durable Goods – 0.37%
AM Castle & Co.
7.000%, 12/15/2017	500,000	600,625

Miscellaneous Manufacturing – 0.92%
Callaway Golf Co.
3.750%, 08/15/2019	500,000	582,500
Teleflex, Inc.
3.875%, 08/01/2017	500,000	905,312
		1,487,812

Nonmetallic Mineral Product Manufacturing – 0.45%
Cemex SAB de CV
3.250%, 03/15/2016 (c)	500,000	719,062

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Principal
	Amount	Value

CONVERTIBLE BONDS – 5.45% (Continued)

Primary Metal Manufacturing – 0.53%
Kaiser Aluminum Corp.
4.500%, 04/01/2015	$500,000	$847,200

Real Estate – 0.33%
Forest City Enterprises, Inc.
3.625%, 08/15/2020	500,000	532,813

Transportation Equipment Manufacturing – 0.69%
Tesla Motors, Inc.
1.500%, 06/01/2018	500,000	1,115,313

Water Transportation – 0.35%
SEACOR Holdings, Inc.
2.500%, 12/15/2027	500,000	565,313
TOTAL CONVERTIBLE BONDS (Cost $7,375,250)		8,781,263

CORPORATE BONDS – 7.82%

Ambulatory Health Care Services – 0.68%
Prospect Medical Holdings, Inc.
8.375%, 05/01/2019 (d)	1,000,000	1,087,500

Beverage and Tobacco Product Manufacturing – 0.32%
Carolina Beverage Group LLC
10.625%, 08/01/2018 (d)	500,000	512,500

Broadcasting (except Internet) – 1.13%
Cablevision Systems Corp.
5.875%, 09/15/2022	1,000,000	1,018,750
LBI Media, Inc.
10.000%, 04/15/2019 (b)(c)(d)	750,000	795,000
		1,813,750

Chemical Manufacturing – 0.32%
Hexion US Finance Corp.
8.875%, 02/01/2018	500,000	520,000

Clothing and Clothing Accessories Stores – 0.49%
HT Intermediate Holdings Corp.
12.000%, 05/15/2019 (d)(e)	750,000	795,000

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Principal
	Amount	Value

CORPORATE BONDS – 7.82% (Continued)

Computer and Electronic Product Manufacturing – 0.62%
Goodman Networks, Inc.
12.125%, 07/01/2018	$910,000	$991,900

Food Manufacturing – 0.66%
Simmons Foods, Inc.
10.500%, 11/01/2017 (d)	1,000,000	1,067,500

Machinery Manufacturing – 0.40%
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (d)	638,000	650,760

Merchant Wholesalers, Durable Goods – 0.32%
American Achievement Corp.
10.875%, 04/15/2016 (d)	500,000	513,750

Merchant Wholesalers, Nondurable Goods – 0.62%
Lansing Trade Group LLC
9.250%, 02/15/2019 (d)	1,000,000	1,000,000

Paper Manufacturing – 0.63%
Beverage Packaging Holdings II
5.625%, 12/15/2016 (c)(d)	1,000,000	1,020,000

Plastics and Rubber Products Manufacturing – 0.68%
Dispensing Dynamics International
12.500%, 01/01/2018 (d)	1,000,000	1,095,000

Primary Metal Manufacturing – 0.62%
Essar Steel Algoma, Inc.
9.375%, 03/15/2015 (c)(d)	1,000,000	1,003,750

Publishing Industries (except Internet) – 0.33%
Postmedia Network, Inc.
12.500%, 07/15/2018 (c)	500,000	530,000
TOTAL CORPORATE BONDS (Cost $12,514,217)		12,601,410

	Shares

EXCHANGE-TRADED FUNDS – 7.60%

Funds, Trusts, and Other Financial Vehicles – 7.60%
AllianceBernstein Global High Income Fund, Inc.	37,625	525,245
Industrial Select Sector SPDR Fund (b)	4,808	259,728

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

EXCHANGE-TRADED FUNDS – 7.60% (Continued)

Funds, Trusts, and Other Financial Vehicles – 7.60% (Continued)
iShares 1-3 Year Credit Bond Fund (b)	15,985	$1,686,577
iShares Floating Rate Bond Fund (b)	39,863	2,025,041
iShares iBoxx $ High Yield Corporate Bond Fund (b)	5,327	502,017
iShares Intermediate Credit Bond Fund (b)	6,148	678,739
iShares MBS Fund (b)	12,538	1,359,872
iShares MSCI Emerging Markets Index Fund	23,339	1,051,655
iShares MSCI Mexico Capped Fund	13,250	951,085
Market Vectors Gold Miners Fund (b)	35,658	951,712
PowerShares Senior Loan Portfolio (b)	20,360	503,503
Putnam Premier Income Trust	106,694	581,482
SPDR S&P 500 ETF Trust (b)	4,179	838,767
Technology Select Sector SPDR Fund (b)	8,362	336,821
TOTAL EXCHANGE-TRADED FUNDS (Cost $11,580,390)		12,252,244

	Principal
	Amount

MUNICIPAL BONDS – 0.54%
Commonwealth of Puerto Rico
8.000%, 07/01/2035	$462,000	423,307
Puerto Rico Sales Tax Financing Corp.
0.00% Coupon, 6.481% Effective Yield, 08/01/2054	5,615,000	445,719
TOTAL MUNICIPAL BONDS (Cost $837,369)		869,026

	Shares

MUTUAL FUNDS – 14.99%

Funds, Trusts, and Other Financial Vehicles – 14.99%
American Capital Ltd. (a)(b)	52,572	814,340
BlackRock Core Bond Trust	42,132	574,680
Morgan Stanley Emerging Markets Debt Fund, Inc.	64,596	651,128
NexPoint Credit Strategies Fund	245,017	2,756,441
Nuveen Dividend Advantage Municipal Fund 3	42,522	603,387
Nuveen Quality Preferred Income Fund	124,755	1,051,685
Nuveen Select Quality Municipal Fund	30,067	411,918
Putnam Municipal Opportunities Trust	28,707	337,020
Reaves Utility Income Fund	32,500	957,125
Stone Ridge High Yield Reinsurance Risk Premium Fund	700,178	7,372,876
Stone Ridge Reinsurance Risk Premium Fund	721,931	7,580,280
Western Asset Emerging Market Income Fund, Inc.	81,703	1,049,067
TOTAL MUTUAL FUNDS (Cost $23,311,520)		24,159,947

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

PREFERRED STOCKS – 0.11%

Air Transportation – 0.11%
Gol Linhas Aereas Inteligentes SA (c)	27,850	$171,277
TOTAL PREFERRED STOCKS (Cost $132,592)		171,277

	Contracts

PURCHASED OPTIONS – 1.14%

Call Options – 0.05%
American Capital Ltd.
Expiration: November 2014, Exercise Price $16.00	37	1,591
S&P 500 Index
Expiration: September 2014, Exercise Price $2,050.00	10	3,250
Expiration: September 2014, Exercise Price $2,025.00	10	5,900
Expiration: September 2014, Exercise Price $2,000.00	10	9,150
The Wet Seal, Inc.
Expiration: September 2014, Exercise Price $1.00	250	2,500
		22,391

	Notional
	Amount
Euro / Swiss Franc
Expiration: October 2014, Exercise Price 1.25	6,100,000	2,733
Euro / U.S. Dollar
Expiration: September 2014, Exercise Price 1.33	6,400,000	19,114
U.S. Dollar / Chinese Yuan Renminbi
Expiration: January 2015, Exercise Price $6.15	5,000,000	40,175
		62,022
TOTAL CALL OPTIONS		84,413

	Contracts

Put Options – 1.09%
iShares Russell 2000 Index
Expiration: September 2014, Exercise Price $110.00	2,000	114,000
S&P 500 Index
Expiration: September 2014, Exercise Price $2,000.00	10	8,100
SPDR S&P 500 ETF Trust
Expiration: June 2015, Exercise Price $160.00	50	12,500
Expiration: June 2015, Exercise Price $155.00	370	73,260
		207,860

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Notional
	Amount	Value

PURCHASED OPTIONS – 1.14% (Continued)

Put Options – 1.09% (Continued)
British Pound / U.S. Dollar
Expiration: September 2014, Exercise Price $1.70	9,150,000	$356,591
Euro / British Pound
Expiration: September 2014, Exercise Price $0.78	183,000	19,412
Euro / U.S. Dollar
Expiration: September 2014, Exercise Price $1.31	128,000	57,409
Expiration: October 2014, Exercise Price $1.37	6,800,000	383,656
U.S. Dollar / Japanese Yen
Expiration: January 2015, Exercise Price $107.97	1,220,000	488,654
U.S. Dollar / Malaysian Ringgit
Expiration: October 2014, Exercise Price $3.20	3,400,000	44,829
U.S. Dollar / Russian Rouble
Expiration: August 2015, Exercise Price $36.50	310,000	62,000
Expiration: August 2015, Exercise Price $35.00	310,000	1,145
Expiration: May 2015, Exercise Price $34.00	370,000	12,048
U.S. Dollar / Turkish Lira
Expiration: September 2014, Exercise Price $2.17	6,400,000	60,256
Expiration: November 2014, Exercise Price $2.12	320,000	69,174
		1,555,174
TOTAL PUT OPTIONS		1,763,034
TOTAL PURCHASED OPTIONS (Cost $1,573,033)		1,847,447

	Shares

REAL ESTATE INVESTMENT TRUSTS – 3.03%

Educational Services – 0.25%
Campus Crest Communities, Inc.	49,316	405,377

Funds, Trusts, and Other Financial Vehicles – 1.17%
American Capital Agency Corp Com	8,309	196,508
Equity Commonwealth	42,000	1,128,960
Newcastle Investment Corp.	41,718	565,279
		1,890,747

Real Estate – 0.19%
Blackstone Mortgage Trust, Inc.	7,812	226,939
Two Harbors Investment Corp.	6,707	71,899
		298,838

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 3.03% (Continued)

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.69%
American Capital Mortgage Investment Corp.	895	$18,419
Starwood Waypoint Residential Trust (a)(b)	39,510	1,093,637
		1,112,056

Telecommunications – 0.73%
CyrusOne, Inc.	45,450	1,183,518
TOTAL REAL ESTATE INVESTMENT
TRUSTS (Cost $4,838,276)		4,890,536

MONEY MARKET FUNDS – 24.05%
Fidelity Institutional Money Market Funds,
Class I, 0.056% (b)(e)	16,895,137	16,895,137
Goldman Sach Financial Square Funds,
Institutional Class, 0.001% (b)(e)	5,000,004	5,000,004
STIT – Liquid Assets Portfolio,
Institutional Class, 0.051% (b)(e)	16,872,123	16,872,122
TOTAL MONEY MARKET FUNDS (Cost $38,767,263)		38,767,263
Total Investments (Cost $160,627,161) – 103.71%		167,171,867
Liabilities in Excess of Other Assets – (3.71)%		(5,985,923)
TOTAL NET ASSETS – 100.00%		$161,185,944

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)
All or a portion of this security is pledged as collateral for written options, futures, and securities sold short.  The aggregate value of these securities as of August 31, 2014 was $48,555,229.  See Note 2 in the accompanying footnotes.

(c)	Foreign issued security.
(d)
Denotes a security is either fully or partially restricted to resale.  The aggregate value of restricted securities at August 31, 2014 was $10,172,635 which represented 6.31% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  Such securities are deemed illiquid using procedures established by the Board of Trustees.

(e)	Variable rate security. The rate shown is as of August 31, 2014.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Options Written

August 31, 2014 (Unaudited)

	Contracts	Value
CALL OPTIONS
American Capital Ltd.
Expiration: November 2014, Exercise Price $19.00	37	$111
S&P 500 Index
Expiration: September 2014, Exercise Price $1,900.00	10	101,850
Expiration: September 2014, Exercise Price $1,890.00	10	112,900
Stillwater Mining Co.
Expiration: September 2014, Exercise Price $18.00	110	8,800
		223,661

	Notional
	Amount
U.S. Dollar / Malaysian Ringgit
Expiration: October 2014, Exercise Price 3.38	3,400,000	554
U.S. Dollar / Russian Rouble
Expiration: October 2014, Exercise Price 40.00	2,720,000	—
U.S. Dollar / Turkish Lira
Expiration: October 2014, Exercise Price 2.50	3,650,000	2,263
Expiration: November 2014, Exercise Price 2.40	2,960,000	8,356
		11,173
TOTAL CALL OPTIONS		234,834

	Contracts
PUT OPTIONS
American Capital Ltd.
Expiration: November 2014, Exercise Price $13.00	74	740
Stillwater Mining Co.
Expiration: September 2014, Exercise Price $19.00	150	14,100
Vitamin Shoppe, Inc.
Expiration: September 2014, Exercise Price $40.00	225	32,062
		46,902

	Notional
	Amount
Euro / Swiss Franc
Expiration: October 2014, Exercise Price 1.199	6,100,000	20,984
U.S. Dollar / Japanese Yen
Expiration: January 2015, Exercise Price 90.00	14,700,000	4,969
		25,953
TOTAL PUT OPTIONS		72,855
TOTAL OPTIONS WRITTEN (Premiums Received $475,359)		$307,689

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS
Acuity Brands, Inc.	1,246	$154,355
AM Castle & Co.	37,937	371,783
Amazon.com, Inc.	1,269	430,242
Amedisys, Inc.	7,208	150,791
American Airlines Group, Inc.	1,720	66,925
Applied Industrial Technologies, Inc.	1,994	97,128
ARIAD Pharmaceuticals, Inc.	29,000	180,380
athenahealth, Inc.	1,417	204,671
AvalonBay Communities, Inc.(1)	1,079	166,274
Black Diamond, Inc.	6,936	58,817
Blackbaud, Inc.	2,461	95,708
Callaway Golf Co.	48,634	370,105
CarMax, Inc.	1,250	65,500
Casey’s General Stores, Inc.	1,102	79,002
CBIZ, Inc.	47,200	405,920
Cemex SAB de CV – ADR	45,656	604,029
Cepheid	5,311	212,599
Chipotle Mexican Grill, Inc.	405	274,853
CLARCOR, Inc.	1,052	66,497
Concur Technologies, Inc.	2,648	265,806
Constant Contact, Inc.	6,273	195,529
Corrections Corp. of America(1)	15,800	563,112
CR Bard, Inc.	450	66,798
Cree, Inc.	3,372	153,628
DCP Midstream Partners LP	9,800	554,484
Dealertrack Technologies, Inc.	3,500	156,660
Dillards, Inc.	4,600	525,872
Dorman Products, Inc.	3,049	136,687
DuPont Fabros Technology, Inc.(1)	19,330	544,333
EastGroup Properties, Inc.(1)	1,846	119,695
Encore Capital Group, Inc.	6,072	269,536
Energy Transfer Partners LP	6,332	363,773
Equinix, Inc.	2,222	484,974
Equity One, Inc.(1)	3,914	92,370
Facebook, Inc.	6,968	521,346
FMC Corp.	860	56,880
Forest City Enterprises, Inc.	13,600	282,880
Graco, Inc.	1,408	108,219
Harley-Davidson, Inc.	4,247	269,939
Hospira, Inc.	1,575	84,641
Illumina, Inc.	1,612	289,128
International Speedway Corp.	2,600	87,074
iShares 20+ Year Treasury Bond Fund(2)	12,164	1,448,124

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS (Continued)
iShares MSCI Brazil Capped ETF(2)	3,090	$165,933
iShares Nasdq Biotechnology ETF(2)	3,646	1,008,301
iShares Russell 2000 Fund(2)	34,702	4,044,865
iShares U.S. Real Estate Fund(2)	21,200	1,573,040
Kaiser Aluminum Corp.	10,100	813,555
Kate Spade & Co.	6,970	225,410
Kellogg Co.	1,061	68,933
Keurig Green Mountain, Inc.	4,323	576,342
Kinder Morgan Energy Partners LP	4,735	456,359
Lennox International, Inc.	2,161	181,005
LinkedIn Corp.	2,169	489,652
Manhattan Associates, Inc.	6,049	174,695
Marketo, Inc.	5,920	173,338
Martin Marietta Materials, Inc.	1,162	152,176
Mattress Firm Holding Corp.	6,721	385,046
Michael Kors Holdings Ltd.(3)	3,180	254,782
Netflix, Inc.	981	468,565
NetSuite, Inc.	2,914	255,383
Nordson Corp.	1,499	121,509
NTELOS Holdings Corp.	37,270	491,591
Omnicare, Inc.	11,122	709,250
Owens-Illinois, Inc.	15,700	483,403
Palo Alto Networks, Inc.	3,909	332,226
Pandora Media, Inc.	4,249	114,893
PetSmart, Inc.	9,000	644,130
Pool Corp.	4,912	278,314
Post Properties, Inc.(1)	2,542	139,861
PriceSmart, Inc.	1,750	156,835
Public Storage(1)	527	92,320
RealPage, Inc.	22,880	368,826
Realty Income Corp.(1)	11,800	527,696
Regency Centers Corp.(1)	1,781	101,766
ResMed, Inc.	1,875	99,469
Restoration Hardware Holdings, Inc.	3,310	277,610
salesforce.com, Inc.	6,012	355,249
SEACOR Holdings, Inc.	3,780	308,448
Shutterfly, Inc.	3,761	191,849
Skechers U.S.A., Inc.	3,781	220,697
Sonic Corp.	7,417	156,573
SPDR Barclays High Yield Bond Fund ETF(2)	14,351	593,701
SPDR S&P Retail ETF(2)	16,900	1,501,227
Splunk, Inc.	1,797	96,948
Sprouts Farmers Market, Inc.	2,700	83,538

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short (Continued)

August 31, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS (Continued)
SPS Commerce, Inc.	1,508	$84,358
Starz	15,950	499,076
Sysco Corp.	14,430	545,887
Teleflex, Inc.	7,500	821,100
Tesla Moters, Inc.	4,700	1,267,590
The Advisory Board Co.	2,885	143,096
The Boston Beer Co., Inc.	1,185	261,861
The Buckle, Inc.	11,550	568,029
The Dun & Bradstreet Corp.	4,105	481,845
The Toro Co.	2,839	174,684
Tiffany & Co.	1,497	151,107
Tractor Supply Co.	3,623	242,560
TriMas Corp.	2,506	79,440
TripAdvisor, Inc.	3,782	374,758
Twitter, Inc.	8,200	407,950
Tyler Technologies, Inc.	1,666	148,374
Ulta Salon Cosmetics & Fragrance, Inc.	5,400	525,474
Under Armour, Inc.	4,426	302,561
Vail Resorts, Inc.	1,274	101,270
Valeant Pharmaceuticals International, Inc.(3)	2,850	334,305
Vector Group Ltd.	37,399	893,462
Workday, Inc.	3,538	322,206
World Fuel Services Corp.	11,700	519,246
Wynn Resorts Ltd.	1,155	222,776
Xylem, Inc.	3,155	117,555
Zillow, Inc.	3,806	546,009

	Principal
	Amount
Block Financial LLC
5.500%, 11/01/2022(4)	$500,000	550,417
TOTAL SECURITIES SOLD SHORT (Proceeds $38,837,131)		$42,299,372

ADR – American Depositary Receipt
(1)	Real estate investment trust.
(2)	Exchange-traded fund.
(3)	Foreign issued security.
(4)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Futures Contracts

August 31, 2014 (Unaudited)

	Number				Unrealized
	of Contracts	Notional		Settlement	Appreciation
Description	Sold	Value		Month	(Depreciation)
90 Day Euro	102	24,885,450	(a)	Jun-17	$(51,589)
90 Day Euro	61	15,098,263	(a)	Dec-15	(340)
90 Day Sterling	60	12,318,423	(b)	Jun-15	(36,919)
FTSE/JSE Top 40 Index	16	683,802	(c)	Sep-14	7,401
Mini MSCI Emerging
Market Index	31	1,682,990	(a)	Sep-14	(79,825)
S&P 500 E-mini Index	46	4,603,220	(a)	Sep-14	(141,059)
SGX CNX Nifty Index	39	626,535	(d)	Sep-14	(4,299)
Total Futures Contracts Sold					$(306,630)

	Number				Unrealized
	of Contracts	Notional		Settlement	Appreciation
Description	Purchased	Value		Month	(Depreciation)
90 Day Sterling	51	10,394,988	(b)	Jun-16	$43,232
ASX 90 Day Bank
Accepted Bills	53	11,724,049	(e)	Mar-15	37,036
Euro Stoxx 50 Index	22	914,908	(f)	Sep-14	(25,988)
Euro-Bobl Index	27	4,584,671	(f)	Sep-14	65,908
FTSE/MIB Index	7	939,867	(f)	Sep-14	(49,660)
Hang Seng China
Enterprises Index	2	141,212	(g)	Sep-14	(1,394)
Nikkei 225 Index	4	592,820	(h)	Sep-14	6,359
RTS Index	373	887,442	(i)	Sep-14	(62,223)
SGX FTSE China A50 Index	22	157,630	(j)	Sep-14	505
WIG 20 Index	77	1,147,205	(k)	Sep-14	(22,308)
Total Futures
Contracts Purchased					$(8,533)

(a)	U.S. Dollar
(b)	British Pound
(c)	South African Rand
(d)	Singapore Dollar
(e)	Australian Dollar
(f)	Euro
(g)	Hong Kong Dollar
(h)	Japanese Yen
(i)	Russian Rouble
(j)	Chinese Yuan Renminbi
(k)	Polish Zloty

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts

August 31, 2014 (Unaudited)

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Aug. 31,	Currency to	Aug. 31,	Appreciation
Date	be received	2014	be delivered	2014	(Depreciation)
9/17/14 (a)	Australian Dollar	$14,228,555	U.S. Dollar	$14,229,103	$(548)
9/15/14 (a)	Brazilian Real	967,008	U.S. Dollar	945,000	22,008
9/17/14 (a)	British Pound	25,735,796	Euro	25,603,812	131,984
9/17/14 (a)	British Pound	6,129,391	U.S. Dollar	6,229,755	(100,364)
9/23/14 (a)	British Pound	6,378,718	U.S. Dollar	6,542,773	(164,055)
9/17/14 (a)	Canadian Dollar	2,224,139	U.S. Dollar	2,241,550	(17,411)
	China Offshore Spot
9/17/14 (a)	Exchange Rate	809,683	U.S. Dollar	800,000	9,683
	China Offshore Spot
11/21/14 (a)	Exchange Rate	6,397,556	U.S. Dollar	6,400,000	(2,444)
	Chinese Yuan
9/17/14 (a)	Renminbi	3,062,411	U.S. Dollar	3,050,000	12,411
9/17/14 (a)	Czech Koruna	939,654	U.S. Dollar	978,875	(39,221)
9/17/14 (a)	Euro	21,716,903	British Pound	21,810,302	(93,399)
			Norwegian
9/17/14 (a)	Euro	15,411,459	Kroner	15,856,249	(444,790)
			Romanian
9/17/14 (a)	Euro	1,655,759	New Lei	1,665,451	(9,692)
9/17/14 (a)	Euro	12,825,560	Swedish Krona	12,772,508	53,051
9/17/14 (a)	Euro	2,885,751	Turkish Lira	2,927,443	(41,692)
9/17/14 (a)	Euro	33,402,007	U.S. Dollar	34,474,539	(1,072,532)
10/7/14 (a)	Euro	4,226,654	U.S. Dollar	4,422,688	(196,034)
9/17/14 (a)	Hungarian Forint	5,978,560	U.S. Dollar	6,300,000	(321,440)
9/17/14 (a)	Indian Rupee	3,661,286	U.S. Dollar	3,660,000	1,286
9/17/14 (a)	Japanese Yen	20,795,995	U.S. Dollar	21,063,058	(267,063)
9/17/14 (a)	Mexican Peso	13,162,704	U.S. Dollar	13,151,930	10,774
9/17/14 (a)	New Zealand Dollar	5,197,395	U.S. Dollar	5,403,987	(206,593)
9/17/14 (a)	Norwegian Kroner	8,837,460	U.S. Dollar	8,913,178	(75,718)
9/17/14 (a)	Norwegian Kroner	17,850,656	Euro	18,030,184	179,528
9/17/14 (a)	Polish Zloty	8,338,517	U.S. Dollar	8,698,710	(360,192)
9/17/14 (a)	Romanian New Lei	53,212	Euro	52,564	648
9/4/14 (a)	Russian Rouble	1,185,500	U.S. Dollar	1,220,000	(34,500)
9/17/14 (a)	Russian Rouble	4,112,967	U.S. Dollar	4,243,000	(130,033)
9/29/14 (a)	Russian Rouble	613,150	U.S. Dollar	620,000	(6,850)
9/17/14 (a)	Singapore Dollar	1,854,723	U.S. Dollar	1,852,175	2,548
9/17/14 (a)	South African Rand	3,453,931	U.S. Dollar	3,430,360	23,571
9/17/14 (a)	Swedish Krona	6,396,406	Euro	6,412,780	(16,374)
9/17/14 (a)	Swedish Krona	4,956,037	U.S. Dollar	5,090,905	(134,869)
9/17/14 (a)	Swiss Franc	8,207,920	U.S. Dollar	8,375,864	(167,944)
9/17/14 (a)	Turkish Lira	8,757,499	U.S. Dollar	8,720,517	36,982

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

August 31, 2014 (Unaudited)

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Aug. 31,	Currency to	Aug. 31,	Appreciation
Date	be received	2014	be delivered	2014	(Depreciation)
9/25/14 (a)	Turkish Lira	$647,194	U.S. Dollar	$640,000	$7,194
9/17/14 (a)	U.S. Dollar	16,613,529	Australian Dollar	16,592,435	21,095
9/17/14 (a)	U.S. Dollar	2,441,835	Brazilian Real	2,486,742	(44,907)
9/17/14 (a)	U.S. Dollar	4,904,639	British Pound	4,778,940	125,699
9/17/14 (a)	U.S. Dollar	1,851,431	Canadian Dollar	1,857,641	(6,210)
			China Offshore Spot
2/9/15 (a)	U.S. Dollar	7,200,000	Exchange Rate	7,086,323	113,677
			Chinese Yuan
9/17/14 (a)	U.S. Dollar	2,000,000	Renminbi	2,007,276	(7,276)
9/17/14 (a)	U.S. Dollar	982,800	Czech Koruna	939,654	43,146
9/17/14 (a)	U.S. Dollar	38,205,680	Euro	37,093,332	1,112,348
9/17/14 (a)	U.S. Dollar	3,951,672	Hungarian Forint	3,750,464	201,208
9/17/14 (a)	U.S. Dollar	90,000	Indian Rupee	89,434	566
9/17/14 (a)	U.S. Dollar	5,207,634	Israeli New Shekel	5,038,022	169,613
9/8/14 (a)	U.S. Dollar	610,000	Japanese Yen	597,578	12,422
9/17/14 (a)	U.S. Dollar	11,515,000	Japanese Yen	11,280,290	234,710
9/17/14 (a)	U.S. Dollar	8,020,000	Mexican Peso	7,990,801	29,199
9/17/14 (a)	U.S. Dollar	5,910,074	New Zealand Dollar	5,791,860	118,214
9/17/14 (a)	U.S. Dollar	3,710,000	Norwegian Kroner	3,729,256	(19,256)
9/17/14 (a)	U.S. Dollar	11,103,600	Polish Zloty	10,631,102	472,498
9/17/14 (a)	U.S. Dollar	762,500	Romanian New Lei	739,576	22,924
8/27/14 (a)	U.S. Dollar	558,000	Russian Rouble	543,182	14,818
9/17/14 (a)	U.S. Dollar	8,233,420	Russian Rouble	7,985,709	247,712
9/18/14 (a)	U.S. Dollar	1,220,000	Russian Rouble	1,187,935	32,065
9/17/14 (a)	U.S. Dollar	7,927,298	South African Rand	8,011,524	(84,226)
9/17/14 (a)	U.S. Dollar	5,256,437	Swedish Krona	5,153,884	102,554
9/17/14 (a)	U.S. Dollar	10,845,000	Swiss Franc	10,561,079	283,921
9/17/14 (a)	U.S. Dollar	2,216,409	Thai Baht	2,256,034	(39,625)
9/17/14 (a)	U.S. Dollar	13,981,067	Turkish Lira	14,028,019	(46,953)
Total Open Foward Currency Contracts					$(302,154)

(a)	Citigroup Global Markets, Inc. is the central clearing counterparty for this open forward currency contract held by the Fund as of August 31, 2014.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Interest Rate Swaps

August 31, 2014 (Unaudited)

						Unrealized
	Reference	Pay/Receive		Expiration	Notional	Appreciation
Counterparty	Currency	Fixed Rate	Fixed Rate	Date	Amount	(Depreciation)
Citibank N.A.	Hungarian
	Forint (HUF)	Pay	4.370%	2/7/19	690,717,600	$(258,644)
Citibank N.A.	Hungarian
	Forint (HUF)	Receive	2.490%	2/27/15	15,840,000,000	46,714
Citibank N.A.	Mexican
	Peso (MXN)	Receive	6.120%	5/27/24	22,000,000	(12,241)
Citibank N.A.	Mexican
	Peso (MXN)	Receive	6.535%	1/10/24	7,305,600	24,979
Citibank N.A.	Mexican
	Peso (MXN)	Receive	6.630%	12/15/23	7,826,000	32,956
Citibank N.A.	Mexican
	Peso (MXN)	Receive	6.630%	12/18/23	7,826,000	31,529
Citibank N.A.	New Zealand
	Dollar (NZD)	Receive	3.950%	10/3/15	17,290,000	6,141
Citibank N.A.	Norwegian
	Kroner (NOK)	Pay	2.032%	1/14/17	16,450,000	(37,910)
Citibank N.A.	Polish
	Zloty (PLN)	Receive	4.120%	4/4/19	13,600,000	337,312
Citibank N.A.	Polish
	Zloty (PLN)	Pay	3.426%	4/4/16	32,500,000	(218,601)
Citibank N.A.	South African
	Rand (ZAR)	Receive	9.255%	4/8/24	41,500,000	55,616
Citibank N.A.	South African
	Rand (ZAR)	Receive	6.500%	9/23/15	50,760,000	6,194
Citibank N.A.	Swedish
	Krona (SEK)	Receive	0.880%	3/18/15	530,926,353	84,408
Citibank N.A.	Turkish
	Lira (TRY)	Pay	8.045%	9/11/15	6,034,900	20,608
Total net unrealized appreciation (depreciation)
on interest rate swaps						$119,061

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Total Return Swaps

August 31, 2014 (Unaudited)

Pay/Receive
Total Return on
Counterparty	Reference Entity	Reference Entity
Morgan Stanley	Australian Dollar Equity Securities(a)	Pay
Morgan Stanley	British Pound Equity Securities(b)	Pay
Morgan Stanley	Canadian Dollar Equity Securities(c)	Pay
Morgan Stanley	Canadian Dollar Equity Securities(c)	Pay
Morgan Stanley	Canadian Dollar Equity Securities(c)	Pay
Morgan Stanley	Danish Krone Equity Securities(d)	Pay
Morgan Stanley	Euro Equity Securities(e)	Pay
Morgan Stanley	Euro Equity Securities(e)	Pay
Morgan Stanley	Euro Equity Securities(e)	Pay
Morgan Stanley	Hong Kong Dollar Equity Securities(f)	Pay
Morgan Stanley	Japanese Yen Equity Securities(g)	Pay
Morgan Stanley	New Zealand Dollar Equity Securities(h)	Pay
Morgan Stanley	Norwegian Kroner Equity Securities(i)	Pay
Morgan Stanley	South African Rand Equity Securities(j)	Pay
Morgan Stanley	Swedish Krona Equity Securities(k)	Pay
Morgan Stanley	Swiss Franc Equity Securities(l)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay
Morgan Stanley	United States Dollar Equity Securities(m)	Pay

Total net unrealized appreciation on total return swaps

(a)	Comprised of various equity securities from Australia.
(b)	Comprised of various equity securities from Great Britain.
(c)	Comprised of various equity securities from Canada.
(d)	Comprised of various equity securities from Denmark.
(e)	Comprised of various global equity securities from various European countries.
(f)	Comprised of various equity securities from Hong Kong.
(g)	Comprised of various equity securities from Japan.
(h)	Comprised of various equity securities from New Zealand.
(i)	Comprised of various equity securities from Norway.
(j)	Comprised of various equity securities from South Africa.
(k)	Comprised of various equity securities from Sweden.
(l)	Comprised of various equity securities from Switzerland.
(m)	Comprised of various equity securities from the United States.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Total Return Swaps (Continued)

August 31, 2014 (Unaudited)

				Unrealized
Financing	Termination	Notional	Number	Appreciation
Rate	Date	Amount	of Units	(Depreciation)
1.110% – 3.160%	7/30/15	332,250	1	(660)
(2.029)% – 0.871%	7/27/15	490,114	1	1,588
1.250%	7/29/15	15,969	1	424
0.700%	7/29/15	8,955	1	(91)
1.450%	7/29/15	128,165	1	705
(0.330)% – 0.570%	7/27/15	15,614	1	(505)
(1.863)% – 0.412%	7/24/15	266,658	1	(292)
(2.738)% – 0.412%	7/27/15	683,238	1	8,272
(2.113)% – 0.462%	7/27/15	22,774	1	188
0.449% – 0.601%	7/30/15	288,454	1	1,085
(0.805)% – 0.620%	7/30/15	230,136	1	(1,027)
0.750% – 4.150%	7/30/15	9,182	1	529
0.060% – 1.960%	7/27/15	53,344	1	3,832
1.125% – 6.550%	7/29/15	56,241	1	1,186
(1.830)% – 0.695%	7/27/15	150,783	1	(1,689)
(0.873)% – 0.402%	7/27/15	157,517	1	(680)
0.370%	7/24/15	619,949	1	(20,472)
0.370% – 0.970%	7/29/15	88,198	1	569
0.370% – 0.970%	7/29/15	492,590	1	9,387
0.370% – 0.970%	7/29/15	140,334	1	1,372
0.370% – 0.970%	7/29/15	809,011	1	29,148
0.370% – 0.970%	7/29/15	942,885	1	32,069
0.370% – 0.970%	7/29/15	148,713	1	2,775
(1.670)% – (0.230)%	7/29/15	87,536	1	(1,095)
(1.670)% – (0.230)%	7/29/15	488,667	1	(2,402)
(1.270)% – (0.230)%	7/29/15	140,970	1	(1,205)
(1.520)% – (0.230)%	7/29/15	153,566	1	(594)
4.310% – 11.110%	7/29/15	152,417	1	(2,183)
(1.805)% – 0.720%	7/30/15	135,654	1	(2,839)
				$57,395

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities

August 31, 2014 (Unaudited)

ASSETS
Investments, at value (cost $160,627,161)	$167,171,867
Cash	13,585
Variation margin on futures contracts	5,470
Receivables:
Unrealized appreciation on open swap contracts	703,852
Unrealized appreciation on forward currency contracts	3,850,057
Investments sold	1,618,765
Swap interest receivable	158,980
Fund shares sold	539,654
Dividends and interest	436,291
Deposits at brokers	35,294,763
Other assets	26,862
TOTAL ASSETS	209,820,146

LIABILITIES
Written options, at value (premiums received $475,359)	307,689
Short securities, at value (proceeds received $38,837,131)	42,299,372
Payables:
Investments purchased	556,753
To affiliates	42,091
To advisor	257,437
To custodian	29,534
Dividends and interest on short positions	19,718
Swap interest payable	160,747
Fund shares redeemed	190,306
Distribution fees – Class A	5,004
Unrealized depreciation on open swap contracts	527,396
Unrealized depreciation on forward currency contracts	4,152,211
Accrued expenses and other liabilities	85,944
TOTAL LIABILITIES	48,634,202
NET ASSETS	$161,185,944

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities (Continued)

August 31, 2014 (Unaudited)

Net assets consist of:
Paid-in capital	$155,510,441
Accumulated net investment loss	(622,229)
Undistributed net realized gain	3,415,386
Net unrealized appreciation (depreciation) on:
Investments	6,270,292
Futures contracts	(315,163)
Swap contracts	176,456
Forward contracts	(302,154)
Securities sold short	(3,462,241)
Foreign currency translation	73,072
Purchased options	274,414
Written options	167,670
NET ASSETS	$161,185,944

CLASS A SHARES
Net assets	$15,375,957
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,406,904
Net asset value, offering, and redemption price per share(1)	$10.93
Maximum offering price per share ($10.93/0.9500)(2)	$11.51
INSTITUTIONAL CLASS SHARES
Net assets	$145,809,987
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	13,322,765
Net asset value, offering, and redemption price per share	$10.94

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Operations

For the Period Ended August 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income(1)	$1,533,990
Interest income	380,004
TOTAL INVESTMENT INCOME	1,913,994
EXPENSES
Investment advisory fees	1,526,548
Dividend expense	317,265
Interest expenses	214,122
Administration and accounting fees	82,915
Transfer agent fees and expenses	33,120
Federal and state registration fees	25,655
Audit and tax fees	20,407
Custody fees	15,918
Legal fees	14,169
Distribution fees – Class A	12,948
Chief Compliance Officer fees and expenses	11,408
Reports to shareholders	5,474
Trustees’ fees and related expenses	2,588
Other expenses	52,564
TOTAL EXPENSES	2,335,101
Plus recoupment of expenses reimbursed by Adviser (Note 4)	97,846
NET EXPENSES	2,432,947
NET INVESTMENT LOSS	(518,953)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	2,878,717
Futures contracts	248,352
Swap contracts	(73,524)
Forward contracts	200,626
Securities sold short	(569,947)
Foreign currency translation	44,441
Purchased options	(1,612,382)
Written options	1,188,465
2,304,748
Net change in unrealized appreciation (depreciation) on:
Investments	378,294
Futures contracts	(237,265)
Swap contracts	233,332
Forward contracts	(497,569)
Securities sold short	(444,673)
Foreign currency translation	76,172
Purchased options	431,814
Written options	183,514
123,619
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,428,367
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,909,414
(1)	Net of $166 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statements of Changes in Net Assets

	Period Ended
	August 31,	Year Ended
	2014	February 28,
	(Unaudited)	2014
FROM OPERATIONS
Net investment loss	$(518,953)	$(813,889)
Net realized gain (loss) on:
Investments	2,878,717	3,631,749
Futures contracts	248,352	(288,795)
Swap contracts	(73,524)	(491,402)
Forward contracts	200,626	720,722
Securities sold short	(569,947)	(259,079)
Foreign currency translation	44,441	(10,225)
Purchased options	(1,612,382)	(1,720,960)
Written options	1,188,465	164,282
Net change in unrealized appreciation (depreciation) on:
Investments	378,294	5,161,910
Futures contracts	(237,265)	(43,137)
Swap contracts	233,332	25,431
Forward contracts	(497,569)	255,282
Securities sold short	(444,673)	(2,895,059)
Foreign currency translation	76,172	1,504
Purchased options	431,814	(162,214)
Written options	183,514	(79,315)
	1,909,414	3,196,805
FROM DISTRIBUTIONS
Net investment income – Class A(1)	—	(3,159)
Net investment income – Institutional Class	—	(79,900)
Net realized gain on investments – Class A(1)	—	(6,111)
Net realized gain on investments – Institutional Class	—	(154,550)
Net decrease in net assets resulting from distributions paid	—	(243,720)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	35,187,466	120,308,035
Proceeds from shares sold – Class A(1)	9,718,108	6,828,428
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	—	231,658
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A(1)	—	9,227
Payments for shares redeemed – Institutional Class	(33,620,360)	(10,498,458)
Payments for shares redeemed – Class A(1)	(1,224,866)	(151,677)
Net increase in net assets from capital share transactions	10,060,348	116,727,213
TOTAL INCREASE IN NET ASSETS	11,969,762	119,680,298
NET ASSETS:
Beginning of Period	149,216,182	29,535,884
End of Period	$161,185,944	$149,216,182
ACCUMULATED NET INVESTMENT LOSS	$(622,229)	$(103,276)

(1)	The Class A shares commenced operations on July 31, 2013.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Institutional Class

	Period Ended	Year	Period
	August 31,	Ended	Ended
	2014	February 28,	February 28,
	(Unaudited)	2014	2013(1)
Net Asset Value, Beginning of Period	$10.82	$10.31	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.04)	(0.12)	(0.14)
Net realized and unrealized gain on investments	0.16	0.66	0.49
Total from investment operations	0.12	0.54	0.35

Less distributions paid:
From net investment income	—	(0.01)	(0.04)
From net realized gain on investments	—	(0.02)	0.00 (3)
Total distributions paid	—	(0.03)	(0.04)

Net Asset Value, End of Period	$10.94	$10.82	$10.31

Total return(4)(5)	1.02%	5.30%	3.52%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$145,810	$142,457	$29,536

Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses(6)	2.97%	2.96%	3.68%
Excluding dividends, amortization and
interest expense on short positions(6)	2.29%	2.42%	3.02%
After waivers and
reimbursements of expenses(6)	3.10%	2.98%	3.15%
Excluding dividends, amortization and
interest expense on short positions(6)	2.42%	2.49%	2.49%

Ratio of net investment loss to average net assets:
Before waivers and
reimbursements of expenses(6)(7)	(0.52)%	(1.11)%	(2.20)%
After waivers and
reimbursements of expenses(6)(7)	(0.65)%	(1.13)%	(1.67)%
Portfolio turnover rate(5)(8)	47.42%	102.74%	153.74%

(1)	Institutional Class shares commenced operations on April 30, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)	The net investment loss ratios include dividends, amortization and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Class A

	Period	Period
	Ended	Ended
	August 31,	February 28,
	2014	2014(1)
Net Asset Value, Beginning of Period	$10.81	$10.74

Income (loss) from investment operations:
Net investment loss(2)	(0.04)	(0.07)
Net realized and unrealized gain on investments	0.16	0.17
Total from investment operations	0.12	0.10

Less distributions paid:
From net investment income	—	(0.01)
From net realized gain on investments	—	(0.02)
Total distributions paid	—	(0.03)

Net Asset Value, End of Period	$10.93	$10.81

Total return(3)(4)	1.02%	1.00%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$15,376	$6,760

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	3.20%	3.19%
Excluding dividends, amortization and
interest expense on short positions(5)	2.56%	2.69%
After waivers and reimbursements of expenses(5)	3.20%	3.19%
Excluding dividends, amortization and
interest expense on short positions(5)	2.56%	2.69%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(5)(6)	(0.78)%	(1.21)%
After waivers and reimbursements of expenses(5)(6)	(0.78)%	(1.21)%
Portfolio turnover rate(5)(7)	47.42%	102.74%

(1)	Class A shares commenced operations on July 31, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment loss ratios include dividends, amortization and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements
August 31, 2014 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Alternative Solutions Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation through absolute returns while maintaining a low correlation over time with the major equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund became effective on April 30, 2012 and commenced operations on April 30, 2012 and July 31, 2013 for the Institutional Class and Class A shares, respectively.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, convertible preferred stocks, exchange traded funds and rights, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  Fixed income securities including corporate bonds, convertible bonds, municipal bonds and bank loans are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.  Futures contracts are valued at the last sale price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange or board of trade.

Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker dealer quotations or a Pricing Service at the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a Pricing Service using a series of techniques, including simulation pricing models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2014:

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets(1):
Bank Loans	$—	$542,500	$—	$542,500
Common Stocks
Accommodation and Food Services	673,654	—	—	673,654
Administrative and Support and Waste
Management and Remediation Services	4,947,397	—	—	4,947,397
Finance and Insurance	6,939,256	—	—	6,939,256
Health Care and Social Assistance	2,321,029	—	—	2,321,029
Information	10,441,788	—	—	10,441,788
Management of Companies
and Enterprises	2,159,412	—	—	2,159,412
Manufacturing	18,055,429	—	—	18,055,429
Mining, Quarrying, and
Oil and Gas Extraction	1,799,706	—	—	1,799,706
Professional, Scientific,
and Technical Services	312,746	—	—	312,746
Real Estate and Rental and Leasing	291,108	—	—	291,108
Retail Trade	9,735,815	—	—	9,735,815
Transportation and Warehousing	2,268,577	43,275	—	2,311,852
Utilities	790,508	—	—	790,508
Wholesale Trade	1,509,254	—	—	1,509,254
Total Common Stocks	62,245,679	43,275	—	62,288,954
Convertible Bonds	—	8,781,263	—	8,781,263
Corporate Bonds	—	12,601,410	—	12,601,410
Exchange-Traded Funds	12,252,244	—	—	12,252,244
Municipal Bonds	—	869,026	—	869,026
Mutual Funds	24,159,947	—	—	24,159,947
Preferred Stocks	171,277	—	—	171,277
Purchased Options	1,712,187	135,260	—	1,847,447
Real Estate Investment Trusts	4,890,536	—	—	4,890,536
Short-Term Investments	38,767,263	—	—	38,767,263
Total Assets	$144,199,133	$22,972,734	$—	$167,171,867

Liabilities:
Securities Sold Short
Common Stock	$29,066,337	$—	$—	$29,066,337
Corporate Bonds	—	550,417	—	550,417
Exchange-Traded Funds	10,335,191	—	—	10,335,191
Real Estate Investment Trusts	2,347,427	—	—	2,347,427
Total Securities Sold Short	41,748,955	550,417	—	42,299,372
Written Options	161,876	145,813	—	307,689
Total Liabilities	$41,910,831	$696,230	$—	$42,607,061
Other Financial Instruments(2)
Forwards	$—	$(302,154)	$—	$(302,154)
Futures	(315,163)	—	—	(315,163)
Swaps	119,061	57,395	—	176,456
Total Other Financial Instruments	$(196,102)	$(244,759)	$—	$(440,861)

(1)	See the Schedule of Investments for industry classifications

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

(2)
Other financial instruments are futures contracts, swap contracts and forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

(3)
The Fund did not invest in any Level 3 security as of the beginning and end of each financial reporting period.  For the period ended August 31, 2014, the Fund did not have unobservable inputs (level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not invest in any Level 3 securities during the period ended August 31, 2014.  It is the Fund’s policy to record transfers between levels at the end of the reporting period.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contacts and futures contracts during the period.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

The fair value of derivative instruments as reported within this Schedule of Investments as of August 31, 2014 was as follows:

	Asset Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$230,251
Foreign Exchange
Contracts – Options	Investments, at value	1,617,196
Interest Rate	Net assets –
Contracts – Futures	Unrealized appreciation*	146,176
Equity	Net assets –
Contracts – Futures	Unrealized appreciation*	14,265
Foreign Exchange	Unrealized appreciation on
Contracts – Forwards	forward currency contracts	3,850,057
Interest Rate	Unrealized appreciation on
Contracts – Swaps	open swap contracts	646,457
Total Return	Unrealized appreciation on
Contracts – Swaps	open swap contracts	57,395
Total		$6,561,797

	Liability Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$270,563
Foreign Exchange
Contracts – Options	Written options, at value	37,126
Interest Rate	Net assets –
Contracts – Futures	Unrealized depreciation*	88,848
Equity	Net assets –
Contracts – Futures	Unrealized depreciation*	386,756
Foreign Exchange	Unrealized depreciation on
Contracts – Forwards	forward currency contracts	4,152,211
Interest Rate	Unrealized depreciation on
Contracts – Swaps	open swap contracts	527,396
Total Return	Unrealized depreciation on
Contracts – Swaps	open swap contracts	—
Total		$5,462,900

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

The effect of derivative instruments on the income for the period March 1, 2014 through August 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate
Contracts	$(39,595)	$22,768	$239,265	$35,127	$—	$257,565
Foreign Exchange
Contracts	(1,400,756)	915,241	—	—	200,626	(284,889)
Commodity Contracts	—	—	17,086	—	—	17,086
Equity Contracts	(172,031)	250,456	(7,999)	—	—	70,426
Total Return
Contracts	—	—	—	(108,651)	—	(108,651)
Total	$(1,612,382)	$1,188,465	$248,352	$(73,524)	$200,626	$(48,463)

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate
Contracts	$9,420	$1,655	$23,440	$164,690	$—	$199,205
Foreign Exchange
Contracts	611,707	254,976	—	—	(497,569)	369,114
Equity Contracts	(189,313)	(73,117)	(260,705)	11,247	—	(511,888)
Total Return
Contracts	—	—	—	57,395	—	57,395
Total	$431,814	$183,514	$(237,265)	$233,332	$(497,569)	$113,826

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels.  Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.  The following table presents offsetting of assets and liabilities as of August 31, 2014.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

Assets:

		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not offset
		in the	in the	in the Statement of
	Gross	Statement	Statement	Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Description
Futures
Contracts	$5,470	$—	$5,470	$—	$—	$5,470
Interest Rate
Swap
Contracts	646,457	—	646,457	(527,396)	(119,061)	—
Total Return
Swap
Contracts	57,395	—	57,395	—	(57,395)	—
Forward
Contracts	3,850,057	—	3,850,057	(3,850,057)	—	—
	$4,559,379	$—	$4,559,379	$(4,377,453)	$(176,456)	$5,470

Liabilities:

		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not offset
		in the	in the	in the Statement of
	Gross	Statement	Statement	Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Description
Written
Options	$307,689	$—	$307,689	$—	$(307,689)	$—
Interest Rate
Swap
Contracts	527,396	—	527,396	(527,396)	—	—
Forward
Contracts	4,152,211	—	4,152,211	(3,850,057)	—	302,154
	$4,987,296	$—	$4,987,296	$(4,377,453)	$(307,689)	$302,154

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options to hedge against changes in the value of equities.  The writing of call options is

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the period ended August 31, 2014 were as follows:

	Notional		Total
	Amount	Contracts	Premiums(1)
Call Options
Outstanding, beginning of period	15,125,000	817	$398,317
Options written	118,830,000	6,492	1,365,819
Options terminated in closing transactions	—	(2,151)	(515,106)
Options exercised	—	(2,026)	(202,781)
Options expired	(121,225,000)	(2,965)	(793,248)
Outstanding, end of period	12,730,000	167	$253,001

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

	Notional		Total
	Amount	Contracts	Premiums(1)
Put Options
Outstanding, beginning of period	81,300,000	124	$386,531
Options written	22,870,000	1,667	637,310
Options terminated in closing transactions	—	(357)	(471,482)
Options exercised	—	(670)	(44,365)
Options expired	(83,370,000)	(315)	(285,636)
Outstanding, end of period	20,800,000	449	$222,358

(1)	Represents total premiums for both notional amount and contract activity.

As of August 31, 2014, deposits with broker which served as collateral for options written was $278,965.

Transactions in purchased options during the period ended August 31, 2014 were as follows:

	Notional
	Amount	Contracts
Outstanding, beginning of period	46,705,000	615
Options purchased	274,586,000	2,919
Options terminated in closing transactions	(11,100,000)	(275)
Options exercised	—	(63)
Options expired	(264,100,000)	(449)
Outstanding, end of period	46,091,000	2,747

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At August 31, 2014, deposits at broker for futures contracts amounted to $236,376.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the period were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$35,439,583	$289,678,139
Short	$49,620,298	$289,970,087

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage these risks.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At August 31, 2014, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed.  In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers.  Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations.  In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the period ended August 31, 2014, the Fund recorded net realized losses of $73,524 resulting from swap activity.  The average monthly notional amount of swaps during the period was $218,695,803 for long positions and $224,357 for short positions.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At August 31, 2014, the Fund had deposits with brokers of $34,922,576 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short is with Goldman Sachs.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

(e)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended February 28, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(i)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended February 28, 2014 and February 28, 2013 were as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$243,270	$100,566
Long-Term Capital Gain	$ 450	$ 11,535

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$143,869,342
Gross tax unrealized appreciation	9,256,803
Gross tax unrealized depreciation	(4,082,751)
Net tax unrealized appreciation on investments	$5,174,052
Net tax unrealized depreciation on forward contracts,
foreign currency, swaps, futures and short sells	(3,302,259)
Total net unrealized appreciation	1,871,793
Undistributed ordinary income	1,638,090
Undistributed long-term capital gain	324,692
Total distributable earnings	$1,962,782
Other accumulated losses	(68,486)
Total accumulated gains	$3,766,089

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, and investments in partnerships and contingent payment debt instruments.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2014, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$607,586
Accumulated Net Realized Gain/(Loss)	$(607,585)
Paid-In Capital	$(1)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 29, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.49% and 2.74% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  For the period ended August 31, 2014, the Adviser recouped prior period waivers for the Institutional Class amounting to $97,846.

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Clinton Group, Inc.
The Cambridge Strategy (Asset Management) Limited
Pinebank Asset Management, LP
Seven Locks Capital Management LP
Stadion Money Management, LLC
Whitebox Advisors LLC

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares.

During the period ended August 31, 2014, the Fund accrued and owed expenses related to the 12b-1 Plan as follows:

	Fees Accrued	Fees Owed
Class A	$12,948	$5,004

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the period ended August 31, 2014, the Fund incurred $82,915 in administration and accounting fees.  At August 31, 2014, the Administrator was owed fees of $26,529.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended August 31, 2014, the Fund incurred $33,120, and $15,918 in transfer agency and custody fees, respectively.  At August 31, 2014, the Fund owed fees of $9,041, and $2,563 for transfer agency and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

The Fund also has a line of credit with U.S. Bank (see Note 10).

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended August 31, 2014, the Fund was allocated $11,408 of the Trust’s Chief Compliance Officer fee.  At August 31, 2014, the Fund owed fees of $3,958 to USBFS for Chief Compliance Officer’s services.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class

	Period Ended	Year Ended
	August 31, 2014	February 28, 2014
Shares sold	3,235,989	11,260,381
Shares reinvested	—	21,273
Shares redeemed	(3,077,998)	(980,577)
Net increase	157,991	10,301,077

Class A

	Period Ended	Period Ended
	August 31, 2014	February 28, 2014(1)
Shares sold	893,950	638,520
Shares reinvested	—	847
Shares redeemed	(112,257)	(14,156)
Net increase	781,693	625,211

(1)	The Class A shares commenced operations on July 31, 2013.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the period ended August 31, 2014, were $77,620,313 and $58,529,655, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2014, Charles Schwab and Co., Inc., for the benefit of its customers, held 26.88% of the Fund’s outstanding Institutional Class shares.  At August 31, 2014, National Financial Services and Charles Schwab & Co., each for the benefit of its customers, held 40.17% and 20.55% of the Fund’s outstanding Class A shares, respectively.

(10)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lessor of 33.33% of the Fund’s net assets or $16,000,000, which matures on August 12, 2015.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% as of August 31, 2014. The credit facility is with the Fund’s custodian, U.S. Bank.  The Fund did not utilize the line of credit during the period ended August 31, 2014.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Collins Alternative Solutions Fund (the “Fund”), a series of the Trust, and Collins Capital Investments, LLC the Fund’s investment adviser (the “Adviser” or “Collins Capital”).  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Collins Capital to the Fund and the amount of time devoted by Collins Capital’s staff to the Fund’s operations.  The Trustees considered Collins Capital’s specific responsibilities in all aspects of day-to-day management of the Fund, including its recommendations with respect to the hiring, termination or replacement of the Fund’s sub-advisers and its oversight of the investment strategies implemented by the Fund’s sub-advisers.  The Trustees also considered the qualifications, experience and responsibilities of Dorothy C. Weaver and Stephen T. Mason, the individuals from Collins Capital serving as portfolio managers to the Fund, and other key personnel at Collins Capital who are involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of Collins Capital’s

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

compliance program and Collins Capital’s marketing goals and its commitment to the growth of Fund assets.  The Trustees reviewed information provided by Collins Capital in a due diligence summary, including a summary of Collins Capital’s compliance program, and discussed Collins Capital’s marketing activity and its continuing commitment to the growth of the Fund’s assets.  The Trustees noted that during the course of the prior year they had met with representatives of Collins Capital in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by Collins Capital.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of Collins Capital.  The Trustees discussed in detail Collins Capital’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Collins Capital’s compliance program and oversight of the compliance programs of the Fund’s sub-advisers.  The Trustees concluded that Collins Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Collins Capital’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date and one-year periods ended April 30, 2014.  In assessing the quality of the management services delivered by Collins Capital, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and a peer group of U.S. open-end multialternative funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a private fund managed by Collins Capital that is similar to the Fund in terms of investment strategy.

The Trustees noted that for the year-to-date period ended April 30, 2014, the Fund’s performance fell within the fourth quartile, and lagged the Morningstar Peer Group median.  The Trustees further noted that for the one-year period ended April 30, 2014, the Fund’s performance fell at the top of the second quartile, and equaled the Morningstar Peer Group median.  The Trustees noted that the Fund underperformed the benchmark index for the since-inception and one-year periods ended March 31, 2014.

After considering all of the information, the Trustees concluded that the performance obtained by Collins Capital for the Fund was satisfactory under current market conditions and that Collins Capital has developed the necessary expertise and resources in selecting and managing the Fund’s sub-advisers to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Collins Capital’s continued management.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of Collins Capital’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of Collins Capital.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s “manager of managers” structure, noting that Collins Capital pays the Fund’s sub-advisory fees out of its own management fees, and that the Fund is not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Collins Capital, reviewing Collins Capital’s financial information and noting that Collins Capital had subsidized the Fund’s operations since its inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to Collins Capital from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by Collins Capital.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Advisory Agreement was formally considered, as well as the presentations made by Collins Capital over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.95% fell into the fourth quartile, above its Morningstar Peer Group average of 1.02%, which fell into the third quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 2.49% for Institutional Class shares fell within the fourth quartile, above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.47%, which fell within the third quartile.  The Trustees then compared the fees paid by the Fund to the fees associated with Collins Capital’s other investment products and noted that the Fund’s fees were comparable.

The Trustees concluded that the Fund’s expenses and the management fees paid to Collins Capital were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Fund’s “manager of managers” structure.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Fund and the Trustees further concluded that Collins Capital maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer groups and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Fund’s assets grow (and if so, how those economies of scale were

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

being or would be shared with shareholders).  The Trustees considered the fee waivers and expense reimbursements by Collins Capital with respect to the Fund.  The Trustees concluded that Collins Capital’s management fee structure and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Collins Capital and the Fund at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Collins Capital from its association with the Fund.  The Trustees concluded that any benefits Collins Capital received from its management of the Fund, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 13, 2014 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Fund, entered into between the Adviser and certain of the Fund’s sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”), specifically The Cambridge Strategy (Asset Management) Limited (“Cambridge”), Clinton Group, Inc. (“Clinton”), Pinebank Asset Management, LP (“Pinebank”), Stadion Money Management LLC (“Stadion”) and Whitebox Advisors, LLC (“Whitebox”), the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements.  In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.  Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Advisers, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of Cambridge, Clinton, Pinebank, Stadion and Whitebox to the Fund.  The Trustees considered Cambridge’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of David R. Thompson, Walid Khalfallah and Ali Yigitbasioglu, who serve as the portfolio managers for the segment of the Fund’s assets managed by Cambridge, and other key personnel at Cambridge.  The Trustees considered Clinton’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Gregory P. Taxin, who serves as the portfolio manager for the segment of the Fund’s assets managed by Clinton, and other key

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
(Unaudited) (Continued)

personnel at Clinton.  The Trustees considered Pinebank’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Oren Cohen, who serves as the portfolio manager for the segment of the Fund’s assets managed by Pinebank, and other key personnel at Cohanzick Asset Management, Pinebank’s partner firm which provides operational and compliance support services to Pinebank.  The Trustees also considered Stadion’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brad A. Thompson, Jonathan W. Weaver and David C. Pursell, who serve as the portfolio managers for the segment of the Fund’s assets managed by Stadion, and other key personnel at Stadion.  The Trustees also considered Whitebox’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew J. Redleaf, Robert J. Vogel, Brian G. Lutz and Jason E. Cross, who serve as the portfolio managers for the segment of the Fund’s assets managed by Whitebox, and other key personnel at Whitebox.  The Trustees also considered information provided by each of Cambridge, Clinton, Pinebank, Stadion and Whitebox at the June 19, 2014 meeting and the August 13, 2014 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their strategies for the Fund, brokerage practices and compliance and risk management programs.  The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that Cambridge, Clinton, Pinebank, Stadion and Whitebox had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of Cambridge, Clinton, Pinebank, Stadion and Whitebox to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the performance of the Institutional Class shares of the Fund, including the performance relating specifically to each segment of the Fund’s assets managed by Cambridge, Clinton, Pinebank, Stadion and Whitebox, respectively.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Cambridge for the year-to-date, one-year and since-inception periods ended March 31, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Cambridge on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to a composite of Cambridge’s separately-managed account composite with similar investment strategies to that of the Fund.  The Trustees noted that, for each period the segment of the Fund’s portfolio managed by Cambridge underperformed the benchmark index and the overall Fund’s performance, and was in line with the performance of the comparable Cambridge composite for the year-to-date and one-year periods.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Clinton for the year-to-date, one-year and since-inception periods ended April 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Clinton on both an absolute basis and in comparison to a

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
 (Unaudited) (Continued)

benchmark index (the S&P 500 Index) and in comparison to a private fund managed by Clinton with similar investment strategies to that of the Fund.  The Trustees noted that, for each period the segment of the Fund’s portfolio managed by Clinton significantly underperformed the benchmark index, and for all comparable time periods outperformed the performance of Clinton’s private fund.  The Trustees noted that the segment of the Fund’s portfolio managed by Clinton significantly underperformed the overall Fund performance for the year-to-date period ended April 30, 2014, but outperformed the overall Fund performance for the one-year and since inception periods.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Pinebank for the year-to-date, one-year and since-inception periods ended March 31, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Pinebank on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) as well as a secondary index (the Barclays Capital US Aggregate Bond TR USD Index).  The Trustees noted that, for each period the segment of the Fund’s portfolio managed by Pinebank underperformed the benchmark index, had outperformed the secondary index for the one-year and since inception periods ended March 31, 2014, and had outperformed the overall Fund performance for the year-to-date and one-year periods.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Stadion for the year-to-date, one-year and since-inception periods ended March 31, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Stadion on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to another open-end mutual fund managed by Stadion with similar investment strategies to that of the Fund.  The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Stadion underperformed the benchmark index, for the comparable since-inception period was ahead of the performance of the comparable Stadion fund and outperformed the overall Fund for the year-to-date and since inception time periods.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Whitebox for the year-to-date, one-year and since-inception periods ended March 31, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Whitebox on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and a secondary benchmark (the HFN Convertible Arbitrage Index).  The Trustees noted that for all periods, the performance for the segment of the Fund’s portfolio managed by Whitebox was below the benchmark index and secondary index, but outperformed the overall Fund performance in each time period.

After considering all the information, the Trustees concluded that the performance obtained by each of Cambridge, Clinton, Pinebank, Stadion and Whitebox for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by Cambridge, Clinton, Pinebank, Stadion and Whitebox.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
(Unaudited) (Continued)

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Collins Capital to Cambridge, Clinton, Pinebank, Stadion and Whitebox under the Sub-Advisory Agreements.  The Trustees noted that Collins Capital had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of Cambridge, Clinton, Pinebank, Stadion and Whitebox.  Since the sub-advisory fees are paid by Collins Capital, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Cambridge, Clinton, Pinebank, Stadion and Whitebox.  Consequently, the Trustees did not consider the costs of services provided by each of Cambridge, Clinton, Pinebank, Stadion and Whitebox or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of Cambridge, Clinton, Pinebank, Stadion and Whitebox by Collins Capital were reasonable in light of the services provided by Cambridge, Clinton, Pinebank, Stadion and Whitebox.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Cambridge, Clinton, Pinebank, Stadion and Whitebox are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of Cambridge, Clinton, Pinebank, Stadion and Whitebox from their association with the Fund.  The Trustees concluded that the benefits that each of Cambridge, Clinton, Pinebank, Stadion and Whitebox may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 47.29% of its ordinary income distribution for the year ended February 28, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2014, 46.80% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended February 28, 2014, 65.86% of taxable ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	34	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	34	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. Managing	34	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 71		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011).		Multi-
Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-
end investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	34	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer,	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,
615 E. Michigan St.		Term; Since	U.S. Bancorp
Milwaukee, WI 53202		November 15,	Fund Services,	N/A	N/A
Age: 35		2005	LLC
(2004–present).

Anita Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	July 1,	U.S. Bancorp Fund
Age: 54	President	2014	Services, LLC
	and Anti-		(January 2014–
	Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  November 5, 2014

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  November 5, 2014

* Print the name and title of each signing officer under his or her signature.